UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 14, 2006


                          ICON INCOME FUND EIGHT B L.P.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      333-37504               13-4101114
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      (State of                       (Commission            (IRS Employer
     Incorporation)                   File Number)           Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

     Effective March 14, 2006, we entered into a lease extension with Cathay Pacific Airways Limited ("Cathay") with respect to an Airbus A340-313X aircraft, manufacturer's serial number 123 (the "Aircraft"). The lease with Cathay was due to expire on March 14, 2006. Pursuant to the lease extension, Cathay has agreed to lease the Aircraft until October 1, 2011. In connection with the lease extension, effective March 14, 2006, we refinanced the non-recourse debt that we incurred when we acquired the Aircraft. Approximately $52,850,000 in non-recourse debt was due to be repaid on March 14, 2006. Pursuant to the terms of the new loan agreement, the lender agreed to refinance the entire amount of the non-recourse debt outstanding and extend the terms of the repayment of the non-recourse debt to October 1, 2011.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ICON INCOME FUND EIGHT B L.P.
                                 By:  ICON CAPITAL CORP., its General Partner


Dated:  March 14, 2006           By:/s/ Michael A. Reisner
                                   -----------------------
                                 Michael A. Reisner
                                 Executive Vice President - Acquisitions